Exhibit 10.17

                                    AMENDMENT
                                       TO
                                BAREBOAT CHARTER


     THIS AMENDMENT TO BAREBOAT CHARTER (this "Amendment") is dated as of October 15, 2003, effective August 1, 2003, by and between ITG Vegas, Inc., a Nevada corporation ("ITG") which is the successor by merger to Palm Beach Princess, Inc. ("PBP"), and MJQ Corporation, a Delaware corporation ("MJQ"),


WITNESSETH THAT:

     Background. MJQ and PBP entered into a Bareboat Charter for an initial term extending through July 31, 2002, continuing thereafter for successive one-month periods through July 31, 2003 (the "Bareboat Charter"), pursuant to which the vessel Palm Beach Princess has been chartered by MJQ to PBP and, following PBP's merger with and into ITG, to ITG. MJQ and ITG have filed voluntary petitions for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court"). MJQ and ITG have filed a joint plan of reorganization (the "Plan") in their Chapter 11 cases. In connection therewith and as contemplated by that certain Term Sheet for Plan of Reorganization (the "Term Sheet") among ITG, MJQ, Donald
F. Conway, as Chapter 11 Trustee (the "Trustee") for the Bankruptcy Estate of Robert E. Brennan, and others, which Term Sheet is attached as Exhibit A to the Plan, MJQ and PBP desire to extend the term of the Bareboat Charter as provided herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. This Amendment shall become effective if and only if (a) a final order by the Bankruptcy Court shall be entered confirming the Plan, (b) the time for obtaining a stay of such confirmation order shall have passed, without any stay of such order having been granted or, if such stay shall have been granted, the order shall have become final and non-appealable, and (c) the Plan shall have become effective.

     2. Subject to the conditions described in paragraph 1 above, the term of the Bareboat Charter as set forth in Box 22 thereof is hereby extended, effective as of August 1, 2003, on a month to month basis through such date as the Payment Obligation (as defined in the Term Sheet), all accrued and unpaid interest thereon, any Stay Bonus (as defined in the Term Sheet) and Forbearance Fees (also as defined in the Term Sheet) are paid in full, subject to early termination as provided herein.

     3. (a) Notwithstanding anything to the contrary contained in the Bareboat Charter, the Bareboat Charter shall not be terminable by MJQ by reason of any default by ITG in the payment of monthly bareboat charter fees to MJQ or any other payment default by ITG, without the prior written consent of the Trustee.

        (b) Paragraph 33 of the Bareboat Charter is hereby eliminated.

        (c) If, prior to the end of the Charter period stated in paragraph 2 of this Amendment, an event of default shall have occurred and continued beyond any applicable grace periods and the Orderly Liquidation Period (as defined in the Term Sheet or, if the Term Sheet is superseded by an Amendment to Master
Settlement  Agreement,  as such  term is  defined  in such  Amendment  to Master
Settlement Agreement) shall have expired or shall have been terminated by the Trustee, then the Bareboat Charter may be terminated by the Trustee by written notice to MJQ and ITG.

        (d) During an Orderly Liquidation Period, the Bareboat Charter may be terminated by either party hereto by notice to the other upon a sale of the Vessel (provided, however, that any such termination shall not be effective, without he prior written consent of the Trustee, unless as a result of such sale all amounts due and to become due by MJQ and ITG to the Trustee shall have been paid in full).

     4. The provisions of Paragraph 3 above are for the express benefit of, and shall be enforceable by, the Trustee.

     5. Except as expressly set forth herein, the Bareboat Charter shall remain in full force and effect. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their successors and permitted assigns. This Amendment may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Delivery by telecopier of this Amendment or a counterpart signature page hereof as signed by a party shall have the same effect as delivery by such party of its manually signed original.

     This Amendment has been executed by the parties hereto on the date first above written.


ITG VEGAS, INC.                              MJQ CORPORATION

By:/s/Francis W. Murray                      By:/s/Francis X. Murray
   ----------------------------                 ----------------------------
   Francis W. Murray, President                 Francis X. Murray, President



     The undersigned Trustee hereby consents to the foregoing Amendment.

                                             /s/Donald F. Conway
                                            -----------------------------------
                                            Donald F. Conway, Chapter 11
                                            Trustee for the Bankruptcy Estate of
                                            Robert E. Brennan
Phila1\1901596\1